Exhibit 99.1

          NEWS RELEASE

Media Contact:	Investor Contact:
Gia L. Oei, 603-929-2489	Mark Connor, 973-515-1989
E-mail: Gia.Oei@LatonaAssociates.com	E-mail: MConnor@gentek-global.com

GenTek Files Amendment to Shelf Registration Statement

PARSIPPANY, N.J., April 30, 2004 – GenTek Inc. (OTC Bulletin Board: GETI) announced today that it has filed a pre-effective amendment to its shelf registration statement with the Securities and Exchange Commission. A registration statement was required to be filed pursuant to the registration rights agreement entered into by GenTek and certain former creditors who received common stock in connection with the company’s reorganization under Chapter 11. The amended shelf registration statement includes approximately 3.7 million shares of GenTek’s issued and outstanding common stock held by former creditors. In order to provide future financing flexibility, the amended shelf registration statement also includes 2.5 million shares of common stock that GenTek may issue from time to time. Any company decision to issue primary shares will be based upon market conditions and the company’s financing needs at the time of the proposed issuance.

The shelf registration statement has not yet become effective. These securities may not be sold nor may offers to buy be accepted before the time the registration statement becomes effective absent an applicable exemption from the registration requirements of the Securities Act of 1933, as amended. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

About GenTek Inc.
GenTek Inc. is a manufacturer of industrial components, performance chemicals and telecommunications products. Additional information about the company is available on GenTek’s Web site at www.gentek-global.com.
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GenTek Files Amendment to Shelf Registration Statement - 2

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Certain statements, other than statements of historical facts, included herein may constitute forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that our assumptions made in connection with the forward-looking statements are reasonable, there can be no assurances that these assumptions and expectations will prove to have been correct. Important factors that could cause actual results to differ from these expectations include, among others, the assumed tax rate used in calculations may be different than the future effective tax rate applicable to the Company; the impact of fresh start accounting; our ability to complete the proposed transaction with ADC involving the KRONE communications business and related transaction matters; the impact of our reorganization under Chapter 11; our ability to fund and execute our business plan; potential adverse developments with respect to our liquidity or results of operations; our outstanding indebtedness and leverage; the impact of the restrictions imposed by our indebtedness; the high degree of competition in certain of our businesses, and the potential for new competitors to enter into those businesses; continued or increased price pressure in our markets; customers and suppliers seeking contractual and credit terms less favorable to us; our ability to maintain customers and suppliers that are important to our operations; our ability to attract and retain new customers; the impact of possible substantial future cash funding requirements for our pension plans, particularly if investment returns on pension assets are lower than assumed; the extent to which we undertake dispositions and new acquisitions or enter into strategic joint ventures or partnerships and their implementation; the impact of any possible failure to achieve targeted cost reductions; increases in the cost of raw materials, including energy and other inputs used to make our products; our ability to attract, retain and compensate key executives and employees; future modifications to existing laws and regulations affecting the environment, health and safety; discovery of unknown contingent liabilities, including environmental contamination at our facilities; suppliers’ delays or inability to deliver key raw materials; breakdowns or closures of our or certain of our customers’ plants or facilities; inability to obtain sufficient insurance coverage or the terms thereof; domestic and international economic conditions, fluctuations in interest rates and in foreign currency exchange rates; the cyclical nature of certain of our businesses and markets; the potential that actual results may differ from the estimates and assumptions used by management in the preparation of the consolidated financial statements; future technological advances which may affect our existing product lines; and other risks detailed from time to time in our SEC reports. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this press release might not occur.

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